UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2003

Medical Technology Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-16594	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12920 Automobile Boulevard, Clearwater, Florida 33762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (727) 576-6311

N/A

(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release of Medical Technology Systems, Inc., dated August 7, 2003 (furnished pursuant to Item 12 of Form 8-K)

Item 12.    Results of Operation and Financial Condition.

        The information required to be furnished under this “Item 12. Results of Operation and Financial Condition” and Exhibit 99.1 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, except if Medical Technology Systems, Inc. specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended or the Exchange Act.

        On August 7, 2003, Medical Technology Systems, Inc. issued a press release announcing its results of operations for the first quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Technology Systems, Inc.

(Registrant)

Date: August 7, 2003	By:	/s/ Michael P. Conroy
Michael P. Conroy
Vice President and Chief Financial Officer